MERRILL LYNCH
                                                              INDEX
                                                              FUNDS, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Quarterly Report
                                                              September 30, 1999

                         MERRILL LYNCH INDEX FUNDS, INC.

Officers and Directors

Terry K. Glenn, President and Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Robert C. Doll, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Christopher G. Ayoub, Senior Vice President and
  Portfolio Manager
Gregory Mark Maunz, Senior Vice President and
  Portfolio Manager
Eric S. Mitofsky, Senior Vice President and
  Portfolio Manager
Jeffrey B. Hewson, Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian

For Merrill Lynch Aggregate Bond Index Fund,
Merrill Lynch S&P 500 Index Fund and
Merrill Lynch Small Cap Index Fund:
Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, NJ 08536

For Merrill Lynch International Index Fund:
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                             Merrill Lynch Index Funds, Inc., September 30, 1999

DEAR SHAREHOLDER

We are pleased to provide you with this quarterly report for Merrill Lynch Index Funds, Inc. In this report, we will discuss the investments and performances of Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund. (Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Merrill Lynch Aggregate Bond Index Fund

The primary investment objective of Merrill Lynch Aggregate Bond Index Fund is to seek to provide investment returns that, before expenses, replicate the total return of the unmanaged Lehman Brothers Aggregate Bond Index. This Index is a highly recognized and widely referenced benchmark and often used when measuring performance in the investment-grade fixed-income market. For the quarter ended September 30, 1999, the Fund's Class A and Class D Shares had total returns of +0.77% and +0.61%, respectively, compared to a total return of +0.68% for the Index.

At September quarter-end, there were 5,441 securities in the Index, emphasizing securities from three major high-quality investment sectors. The weighting of each sector is determined by the relative market value of all eligible securities outstanding within the three sectors. As of September 30, 1999, the US Government and agency bond sector was the largest, with 1,018 issues representing 42.6% of the Index. The US Government agency mortgage-backed securities (MBS) sector was the next largest at 35.2% with 699 securities, and investment-grade corporate securities accounted for 22.2% of the Index with 3,724 securities.

The Fund seeks to achieve its objective by investing all of its assets in Merrill Lynch Aggregate Bond Index Series. As of September 30, 1999, the Series was comprised of 212 positions that possessed similar characteristics to the Index. Investments in the three sectors were 39 securities in US Government and agency issues, 38 securities in US Government agency MBS and 135 securities in investment-grade corporate bonds.

Each of the three sectors within the Series is separately managed, although the US Government and agency and corporate sectors are managed similarly. In these two sectors, the Series seeks to neutralize duration. Duration is an indicator of expected price volatility of a security (or group of securities) when interest rates change. Therefore, if the duration of each sector is identical to the corresponding sector in the Index, then the price movement of that sector in the Series should match the price movement in the Index of that particular sector. In addition, duration matching techniques are not complete until we conduct an analysis of the duration exposure for each part of the yield curve and match the distribution of the duration to ensure identical exposure. Therefore, the Series applies neutral partial duration in addition to total duration management to ensure tracking errors do not surface as a result of changes in the shape of the yield curve.

In addition to duration matching, we employ other strategies to match the Series to its index counterpart. It is critical that industry subsector exposure along with credit rating neutrality are achieved in order for the tracking error to remain at a minimum level.

Unlike the US Government and agency and corporate sectors, which have well-defined maturities and therefore absolute durations, the MBS sector of the Series is subject to prepayments, which impact duration. Since analysis can be done to estimate future prepayments, the duration can be calculated assuming these projected prepayments. However, since an uncertainty of prepayments exists, there also is an uncertainty of duration. Accordingly, rather than managing the MBS sector using duration neutrality, we manage this sector of the Series by matching product, which entails having neutral exposure to coupon (5.5%-11%), mortgage original term (30-year, 15-year and balloon) and agency issues.

Merrill Lynch International Index Fund

For the three months ended September 30, 1999, Merrill Lynch International Index Fund's Class A and Class D Shares had total returns of +5.51% and +5.35%, respectively. This compares to the Fund's benchmark, the unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Gross Domestic Product (GDP) Weighted Index, which produced a total return of +5.49% in US dollar terms for the quarter ended September 30, 1999. (References to securities markets of all regions/countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EAFE Index and are in US dollars unless otherwise noted.)

Returns posted by international equity markets were mixed during the third quarter of 1999, as the Pacific Rim component of the MSCI EAFE Index posted an advance of 0.67% (in local currency terms), while the European component declined by 2.41% (also in local currency terms) in the same period. However, weakness in the US dollar relative to the Japanese yen resulted in a gain of 11.43% for the Pacific Rim component. A more moderate decline in the US dollar's value against the euro resulted in the MSCI Europe Index's total return of +1.17% for the September quarter. As a result, the third quarter of 1999 became the fourth straight quarter in which there was a greater return contribution from the Pacific Rim region than from Europe.

The GDP Weighted MSCI EAFE Index was led in the third quarter by double-digit returns in Japan (+15.84%), Norway (+10.84%), and Denmark (+10.60%). The worst-performing countries during the third quarter were New Zealand (-7.23%), followed by Hong Kong (-6.23%) and Australia (-5.34%).

Merrill Lynch International Index Fund invests all of its assets in Merrill Lynch International Index Series, which has the same investment objective as the Fund. There are two principal investments made by the Series in its attempt to replicate the returns of the Index. First, the Series holds a basket of stocks designed to replicate the returns of the Index, with share quantities designed to closely approximate each country's actual weight in the Index. In addition, the Series maintains positions in several foreign futures contracts, which are available in most of the major foreign markets in the MSCI EAFE Index. These futures contracts provide an efficient mechanism for maintaining equity exposure while also keeping a pool of liquidity available to meet potential Fund redemption activity. As of September 30, 1999, the Series' equity portfolio was valued at $146.8 million, and the Series' foreign futures contracts were valued at $4.7 million. It is the Series' goal to be as close as possible to 100% invested at all times. The Fund's net assets stood at $103.8 million on September 30, 1999.

Merrill Lynch S&P 500 Index Fund

The second quarter of 1999 ended with the equity market rallying strongly, leading up to the Federal Reserve Board's modest increase of 25 basis points (0.25%) in the Federal Funds rate on June 30, 1999. At that meeting, the Federal Reserve Board also shifted to a neutral bias regarding further interest rate changes. As a result there was a late-month rally, with the Standard & Poor's 500 Composite (S&P 500) Index finishing the first half of 1999 at a record high of 1372.71. The rally continued into the first half of July, as the S&P 500 Index reached yet another all-time high of 1418.78 on July 16. However, in the second half of July, investors began to display concerns regarding increasing oil prices and potential inflationary pressures in the economy, as well as the possibility of several more rounds of interest rate increases by the Federal Reserve Board. These jitters led to a sharp retrenchment in the equity market, and the S&P 500 Index fell back to 1328.72 by the end of July, a 90-point drop off of the highs established just two weeks earlier. For the month of July, the S&P 500 Index produced a total return of -3.12%.

Despite the ongoing advances of large-capitalization stocks and the technology sector in particular, the S&P 500 Index showed a modest decline during August, posting a total return of -0.49% for the month. At the end of August, the Federal Reserve Board raised short-term interest rates for a second time in 1999, but the increase was widely anticipated and had little effect on equity market performance. In the face of rising long-term and short-term interest rates, as well as concerns over the sharply higher price of oil, the market remained choppy


                                     2 & 3

                             Merrill Lynch Index Funds, Inc., September 30, 1999

throughout the month of September. Lack of conviction in the equity market led to a total return of -2.74% for September, and led the S&P 500 Index to fall back through the 1300 level, which it had first broken through in the middle of March.

For the third quarter as a whole, strong results within the technology and energy sectors could not overcome broad-based weakness in most other sectors. Large-capitalization stocks were the best performers once again, and while the technology sector outperformed the S&P 500 Index by 11% and energy outperformed the Index by 4.5%, the overall Index could not gather any momentum, resulting in a total return of -6.24% for the third quarter of 1999.

For the quarter ended September 30, 1999, Merrill Lynch S&P 500 Index Fund's Class A and Class D Shares had total returns of -6.30% and -6.37%, respectively. Since inception (April 3, 1997) to September 30, 1999, the Fund's Class A and Class D Shares provided total returns of +76.08% and +75.00%, respectively. These returns compare to the unmanaged S&P 500 Index, which had total returns of -6.24% for the quarter ended September 30, 1999 and +77.52% from April 3, 1997 to September 30, 1999.

The Fund invests all of its assets in Merrill Lynch S&P 500 Index Series, which has the same investment objective as the Fund. The principal investments of the Series are a fully replicating portfolio of all 500 stocks in the Index and a long position in S&P 500 futures contracts, which are used to quickly convert most daily cash flows into the Series into equity exposure. At the end of September, the Series' equity portfolio was valued at $1.4 billion. In addition, the Series held a long position in futures contracts. As always, it is the Series' goal to be 100% invested in the S&P 500 Index at all times.

During the quarter ended September 30, 1999, composition change activity continued at a brisk pace. As a result, the Series added to its portfolio the stocks of: Vulcan Materials, QUALCOMM Inc., ADC Telecommunications, Allied Waste Industries, Conoco Inc., Lexmark International Group A, Tosco Corp., Global Crossing Ltd., Bed Bath & Beyond and Adaptec Inc.

Merrill Lynch Small Cap Index Fund

For the quarter ended September 30, 1999, Merrill Lynch Small Cap Index Fund's Class A and Class D Shares had total returns of -6.18% and -6.28%, respectively. Since inception (April 9, 1997), the Fund's Class A and Class D Shares provided total returns of +25.44% and +24.56%, respectively. These returns compare to the unmanaged Russell 2000 Index, which had total returns of -6.32% for the quarter ended September 30, 1999 and +27.14% from April 9, 1997 to September 30, 1999.

The second quarter of 1999 witnessed a dramatic reversal for small-capitalization stocks, coming off the dismal performance of the year's first quarter. The unmanaged Russell 2000 Index rebounded strongly to post a total return of +15.55% for the three months ended June 30, 1999. However, this momentum could not be maintained during the year's third quarter, as interest rate concerns combined with worries about earnings prospects for small cap stocks, and the Index fell in each month during the third quarter. For the three months ended September 30, 1999, the Russell 2000 Index finished at 427.30, a level it had first attained more than two years earlier, and still more than 60 points below its all time high that was achieved in April 1998.

With the exception of energy and technology, every sector within the Russell 2000 Index produced negative results during the September quarter. The energy sector, particularly integrated oil stocks, continued to be the Index's leading sector for the year as a whole. Double-digit returns were posted year-to-date through September 30, 1999 by the technology and utilities groups as well. However, several groups posted double-digit negative returns, leading the Russell 2000 Index to a total return of -6.32% for the September quarter.

In Conclusion

We appreciate your investment in Merrill Lynch Index Funds, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Christopher G. Ayoub

Christopher G. Ayoub
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Jeffrey B. Hewson

Jeffrey B. Hewson
Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond Index Fund


/s/ Eric S. Mitofsky

Eric S. Mitofsky
Senior Vice President and
Portfolio Manager
Merrill Lynch International
Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund

October 28, 1999


                                     4 & 5

                             Merrill Lynch Index Funds, Inc., September 30, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers two pricing alternatives:

o Class A Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class D Shares do not incur a maximum initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class D Shares are subject to an ongoing account maintenance fee of 0.25%.

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the pay able or ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Aggregate Bond Index Fund

Recent Performance Results

                                                   3 Month      12 Month     Since Inception   Standardized
As of September 30, 1999                        Total Return  Total Return     Total Return    30-Day Yield
===========================================================================================================
ML Aggregate Bond Index Fund Class A Shares*       +0.77%         -0.73%           +17.61%      6.31%
-----------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class D Shares*       +0.61          -0.98            +16.89       6.06
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**             +0.68          -0.37            +18.60         --
===========================================================================================================

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund commenced operations on 4/03/97.
** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Since inception total return is from 4/03/97.

International Index Fund

Recent Performance Results

                                                  3 Month       12 Month   Since Inception
As of September 30, 1999                        Total Return  Total Return   Total Return
==========================================================================================
ML International Index Fund Class A Shares*         +5.51%       +34.59%        +51.77%
------------------------------------------------------------------------------------------
ML International Index Fund Class D Shares*         +5.35        +34.13         +50.80
------------------------------------------------------------------------------------------
MSCI EAFE Index--GDP Weighted**                     +5.49        +35.51         +48.72
==========================================================================================

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/09/97.
** This unmanaged gross domestic product-weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Since inception total return is from 4/30/97.

S&P 500 Index Fund

Recent Performance Results

                                                  3 Month       12 Month   Since Inception
As of September 30, 1999                        Total Return  Total Return   Total Return
==========================================================================================
ML S&P 500 Index Fund Class A Shares*               -6.30%       +27.40%        +76.08%
-----------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class D Shares*               -6.37        +27.07         +75.00
-----------------------------------------------------------------------------------------
S&P 500 Index**                                     -6.24        +27.80         +77.52
==========================================================================================

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/03/97.
** This unmanaged broad-based Index is comprised of common stocks. Since inception total return is from 4/03/97.

Small Cap Index Fund

Recent Performance Results

                                                  3 Month       12 Month   Since Inception
As of September 30, 1999                        Total Return  Total Return   Total Return
==========================================================================================
ML Small Cap Index Fund Class A Shares*             -6.18%       +18.30%        +25.44%
------------------------------------------------------------------------------------------
ML Small Cap Index Fund Class D Shares*             -6.28        +17.86         +24.56
------------------------------------------------------------------------------------------
Russell 2000 Index**                                -6.32        +19.07         +27.14
==========================================================================================

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 4/09/97.
** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Since inception total return is from 4/09/97.

Aggregate Bond Index Fund

Average Annual Total Return

                                                                       % Return
===============================================================================
Class A Shares
===============================================================================
Year Ended 9/30/99                                                        -0.73%
-------------------------------------------------------------------------------
Inception (4/03/97) through 9/30/99                                       +6.72
-------------------------------------------------------------------------------

                                                                       % Return
===============================================================================
Class D Shares
===============================================================================
Year Ended 9/30/99                                                        -0.98%
-------------------------------------------------------------------------------
Inception (4/03/97) through 9/30/99                                       +6.46
-------------------------------------------------------------------------------

International Index Fund

Average Annual Total Return

                                                                       % Return
===============================================================================
Class A Shares
===============================================================================
Year Ended 9/30/99                                                       +34.59%
-------------------------------------------------------------------------------
Inception (4/09/97) through 9/30/99                                      +18.35
-------------------------------------------------------------------------------

                                                                       % Return
===============================================================================
Class D Shares
===============================================================================
Year Ended 9/30/99                                                       +34.13%
-------------------------------------------------------------------------------
Inception (4/09/97) through 9/30/99                                      +18.04
-------------------------------------------------------------------------------

S&P 500 Index Fund

Average Annual Total Return

                                                                       % Return
===============================================================================
Class A Shares
===============================================================================
Year Ended 9/30/99                                                       +27.40%
-------------------------------------------------------------------------------
Inception (4/03/97) through 9/30/99                                      +25.47
-------------------------------------------------------------------------------

                                                                       % Return
===============================================================================
Class D Shares
===============================================================================
Year Ended 9/30/99                                                       +27.07%
-------------------------------------------------------------------------------
Inception (4/03/97) through 9/30/99                                      +25.16
-------------------------------------------------------------------------------

Small Cap Index Fund

Average Annual Total Return

                                                                       % Return
===============================================================================
Class A Shares
===============================================================================
Year Ended 9/30/99                                                       +18.30%
-------------------------------------------------------------------------------
Inception (4/09/97) through 9/30/99                                      + 9.58
-------------------------------------------------------------------------------

                                                                       % Return
===============================================================================
Class D Shares
===============================================================================
Year Ended 9/30/99                                                       +17.86%
-------------------------------------------------------------------------------
Inception (4/09/97) through 9/30/99                                      + 9.27
-------------------------------------------------------------------------------


                                     6 & 7

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         Index Q--9/99

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